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                                                                 Exhibit 10.42.2


                         FIRST AMENDMENT TO MASTER LEASE
                             AND CONSENT TO TRANSFER

            THIS FIRST AMENDMENT TO MASTER LEASE AND CONSENT TO TRANSFER (the "FIRST AMENDMENT") is made as of December 2, 2003 by and among ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TENANT") and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership, MLD DELAWARE TRUST, a Delaware business trust, MLD PROPERTIES, LLC, a Delaware limited liability company, NHP SILVERWOOD INVESTMENTS, INC., a Nevada corporation, and NHP WESTWOOD INVESTMENTS, INC., a Nevada corporation (collectively, "LANDLORD").

                                R E C I T A L S:

            A. Landlord and Tenant have entered into that certain Master Lease dated as of April 9, 2002 (the "MASTER LEASE"), pursuant to which Landlord leases to Tenant the Premises described therein. Initially capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given to them in the Master Lease.

            B. Pursuant to the Master Lease and that certain Letter of Credit Agreement dated as of April 9, 2002 (the "LC AGREEMENT") by and between Landlord and Tenant, Tenant has posted one or more letters of credit with Landlord as partial collateral for the performance of Tenant's obligations under the Master Lease.

            C. As of the date of execution hereof, Tenant is a debtor in possession in a case (Case No. 03-10254 (MFW)) (the "BANKRUPTCY PROCEEDING") commenced under chapter 11 of Title 11 of the United States Code (the "BANKRUPTCY CODE"), which case is presently pending before the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT"). It is currently contemplated that FEBC-ALT Acquisition, Inc., a Delaware corporation (the "PURCHASER"), shall be merged with and into Tenant (the "TRANSFER") pursuant to the terms of the Agreement and Plan of Merger dated July 18, 2003 by and among FEBC-ALT Investors, Inc., FEBC-ALT Acquisition Inc. and the Tenant's First Amended Plan of Reorganization of Alterra Healthcare Corporation dated July 28, 2003 (as such plan may later be amended, supplemented or otherwise modified, the "PLAN"). Tenant shall be the surviving entity under the Transfer (the "SURVIVING ENTITY").

            D. Landlord and Tenant desire, among other things, to amend the Lease Documents and to make certain other representations, warranties and covenants, all as more particularly set forth in this First Amendment.


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
                                A G R E E M E N T

          NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.    AMENDMENTS TO LEASE DOCUMENTS.

                  (A) CERTAIN CROSS DEFAULTS. Clause (iii) of Section 12(d) of the Master Lease is hereby amended and restated in its entirety as follows: "(iii) [intentionally omitted]". In addition, the following is hereby added to the end of Section 12(d) of the Master Lease: "As used in this Section 12(d), an "Affiliate of Landlord" shall not be deemed or construed to include JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company, JER/NHP Senior Living Texas, L.P., a Texas limited partnership, JER/NHP Senior Living Wisconsin, LLC, a Delaware limited liability company, or JER/NHP Senior Living Kansas, Inc., a Kansas corporation, unless such entity is directly or indirectly owned and controlled solely by Nationwide Health Properties, Inc. a Maryland corporation;"

                  (B) NOTICE ADDRESSES. The notice address for Tenant set forth in Section 21 of the Master Lease is hereby amended and restated in its entirety as follows:

                     c/o Alterra Healthcare Corporation
                     10000 Innovation Drive
                     Milwaukee, Wisconsin 53226
                     Attention:  Mark W. Ohlendorf
                     Fax No.  414-918-5055

                     With a copy to:

                     Rogers & Hardin LLP
                     Suite 2700
                     229 Peachtree Street, N.E.
                     Atlanta, Georgia 30303
                     Attention:  Miriam J. Dent
                     Fax No.  404-525-2224


                  (C) EFFECT OF AMENDMENT. Except as specifically amended pursuant to the terms of this First Amendment, the terms and conditions of the Lease Documents shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this First Amendment and any terms of the Lease Documents, the terms of this First Amendment shall govern and prevail.

            2. AFFIRMATION OF LEASE DOCUMENTS. Tenant hereby acknowledges and affirms its obligations under the Lease Documents (as modified hereby). Landlord and Tenant


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represent and warrant that the Lease Documents are the valid and binding obligations of Landlord and Tenant and are in full force and effect and are fully enforceable by Landlord against Tenant in accordance with their respective terms. Tenant specifically acknowledges and affirms that, except as expressly modified by this First Amendment, its obligations under the Lease Documents shall not be diminished or otherwise affected by this First Amendment and shall not be released, discharged, terminated or otherwise diminished in whole or in part as a result of the Bankruptcy Proceeding, and further agrees that it shall take no actions and shall oppose any actions by third parties in the Bankruptcy Proceeding that would result in the release, discharge, termination or other diminution of any obligation of the Tenant thereunder. Tenant hereby further represents and warrants that, upon the closing of the merger contemplated under the Plan, the Lease Documents will be the valid and binding obligations of the Surviving Entity and shall be in full force and effect and fully enforceable by Landlord against the Surviving Entity in accordance with their respective terms.

            3. CONSENT TO TRANSFER. Upon satisfaction of the conditions precedent to the effectiveness of this First Amendments as set forth in Section 4 hereof, Landlord shall be deemed to have consented to the Transfer and to have waived any default or event of default that might otherwise arise as a result of the Transfer, including without limitation any default or event of default under Sections 12 and/or 16 of the Master Lease.

            4. EFFECTIVENESS OF FIRST AMENDMENT. This First Amendment shall be deemed effective on the first date (the "EFFECTIVE DATE") upon which each of the following conditions has occurred, each of which shall be deemed a condition precedent to the Landlord's obligations and covenants hereunder:

                  (A) All conditions to the effectiveness of the JER/NHP Amendments have been satisfied and the Transfer shall have been consummated and closed in accordance with the Plan;

                  (B) the Lease Documents shall continue to be and shall be the valid and binding obligations of the Surviving Entity and shall continue to be and shall be in full force and effect, enforceable in accordance with their respective terms by Landlord against the Surviving Entity; and

                  (C) the claims of Landlord shall have been treated as unimpaired in accordance with the Plan.

            5. OUTSIDE DATE OF TRANSFER. This First Amendment may at the option of any party be declared null and void ab initio in the event that, the Transfer has not been consummated and has not become effective, and the Plan has not been confirmed (by final order of the Bankruptcy Court that is no longer subject to appeal) by, December 31, 2003.

            6. FURTHER INSTRUMENTS. Each of the undersigned will, whenever and as often as it shall be reasonably requested so to do by another party, take all actions reasonably required and shall cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the


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requesting party, in order to carry out the intent and purpose of this First
Amendment, including without limitation modifying or amending the Plan to ensure that the undersigned receive the full benefit of their respective bargains set forth herein.

            7. INCORPORATION OF RECITALS. The Recitals to this First Amendment are incorporated hereby by reference.

            8. ATTORNEYS' FEES. In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this First Amendment, or any part thereof, the losing party shall pay all costs, charges, fees and expenses (including reasonable attorneys' fees) paid or incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.

            9. MISCELLANEOUS. This First Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any prior representations or statements concerning the subject matters herein shall be of no force or effect. This First Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of California without regard to rules concerning the choice of law. This First Amendment may be executed in multiple counterparts and in original or by facsimile, each of which constitute an original, but all of which taken together shall constitute but one in the same document.


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      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

TENANT:


ALTERRA HEALTHCARE CORPORATION,
a Delaware corporation



By:      /s/ Mark W. Ohlendorf
         --------------------------------
Name:        Mark W. Ohlendorf
         --------------------------------
Title:         President
         --------------------------------



Witness: /s/ Cy H.                        Witness: /s/ David Y.
         --------------------------------          -----------------------------




LANDLORD:


NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation



By:      /s/ Donald D. Bradley
         --------------------------------
Name:    Donald D. Bradley
Title:   Senior Vice President and General Counsel





Witness: /s/ Andrea J. Brockway           Witness: /s/ Scott A. Meyerhoff
         --------------------------------          -----------------------------


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NH TEXAS PROPERTIES LIMITED PARTNERSHIP,
a Texas limited partnership

By:   MLD TEXAS CORPORATION,
      a Texas corporation,
      its General Partner



      By:       /s/ Donald D. Bradley
                ------------------------------
      Name:     Donald D. Bradley
      Title:    Senior Vice President and General Counsel



Witness: /s/ Andrea J. Brockway           Witness: /s/ Scott A. Meyerhoff
         --------------------------------          -----------------------------



MLD PROPERTIES, LLC,
a Delaware limited liability company

BY:  MLD PROPERTIES, INC.,
     a Delaware corporation,
      its Sole Member



      By:       /s/ Donald D. Bradley
                ------------------------------
      Name:     Donald D. Bradley
      Title:    Senior Vice President and General Counsel



Witness: /s/ Andrea J. Brockway           Witness: /s/ Scott A. Meyerhoff
         --------------------------------          -----------------------------


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MLD DELAWARE TRUST,
a Delaware business trust



      By: /s/ Donald D. Bradley
         --------------------------------

         Donald D. Bradley, not in his individual capacity, but solely as Trustee



Witness: /s/ Andrea J. Brockway           Witness:  /s/ Scott A. Meyerhoff
         --------------------------------          -----------------------------



NHP SILVERWOOD INVESTMENTS, INC.,
a Nevada corporation



By:      /s/ Donald D. Bradley
         --------------------------------

Name:    Donald D. Bradley
Title:   Senior Vice President and General Counsel



Witness: /s/ Andrea J. Brockway           Witness:  /s/ Scott A. Meyerhoff
         --------------------------------          -----------------------------




NHP WESTWOOD INVESTMENTS, INC.,
a Nevada corporation



By:      /s/ Donald D. Bradley
         --------------------------------

Name:    Donald D. Bradley
Title:   Senior Vice President and General Counsel



Witness:  /s/ Andrea J. Brockway          Witness:  /s/ Scott A. Meyerhoff
         --------------------------------          -----------------------------


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